Exhibit 20.1

CNH Equipment Trust 2003-A

$228,000,000 Class A-1  1.26250% Asset Backed Notes due June 11, 2004

$251,000,000 Class A-2  1.460% Asset Backed Notes due February 15, 2006

$150,000,000 Class A-3a  Floating-Rate Asset Backed Notes due July 16, 2007

$108,000,000 Class A-3b  1.890% Asset Backed Notes due July 16, 2007

$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009

$96,000,000 Class A-4b  2.570% Asset Backed Notes due September 15, 2009

  $32,500,000 Class B  3.130% Asset Backed Notes due November 15, 2010

  $27,500,000 3.130% Asset Backed Certificates

Please contact Kim Jeske at 262-636-6644 with any questions regarding this report or email abs@cnh.com

For additional information consult http://investors.cnh.com

		1	2	3	4
		0	0	0	0
Cutoff Date		2/28/2005
Date Added		4/30/2003	5/31/2003	6/30/2003	7/31/2003
Pool	Period	Pool 1	Pool 2	Pool 3	Pool 4
Scheduled Cashflows	0	4,903,012.88	862,364.36	1,038,705.91	259,087.97
	1	14,960,317.44	1,491,352.36	2,229,772.59	388,098.57
	2	12,746,302.03	5,985,342.23	2,610,485.07	475,331.77
	3	4,987,426.37	7,699,926.81	7,860,194.81	513,370.41
	4	5,317,876.62	1,595,168.90	9,844,310.50	1,953,267.70
	5	5,224,585.95	1,584,240.07	2,427,689.59	1,828,147.22
	6	5,147,139.19	1,605,251.95	2,461,305.18	441,044.76
	7	5,398,820.54	1,600,936.25	2,360,594.17	537,311.66
	8	5,315,471.54	1,879,270.88	2,419,708.96	444,986.39
	9	5,260,686.07	1,927,800.55	2,809,451.64	397,411.63
	10	9,739,839.24	1,978,457.84	3,430,237.40	575,872.85
	11	10,705,287.50	1,773,641.48	2,443,304.74	535,967.16
	12	10,927,348.11	1,621,472.51	2,266,103.52	392,366.04
	13	14,712,193.12	1,536,629.24	2,317,410.70	399,926.54
	14	11,163,969.33	5,870,242.42	2,455,723.64	425,502.61
	15	3,466,107.56	7,338,311.61	7,536,131.16	460,195.57
	16	3,724,388.63	1,002,559.16	9,135,611.82	1,999,265.96
	17	3,569,924.07	979,925.97	1,458,302.82	1,681,037.33
	18	3,559,339.86	975,827.38	1,511,285.81	287,889.39
	19	3,670,601.67	1,000,645.47	1,432,784.29	385,986.67
	20	3,600,498.24	1,224,690.98	1,498,755.98	286,877.98
	21	3,586,145.68	1,235,236.93	1,735,873.57	257,999.22
	22	7,126,647.25	1,337,895.24	2,345,746.93	405,292.18
	23	7,973,007.99	1,145,798.52	1,531,561.90	387,815.59
	24	8,455,321.28	1,005,101.97	1,402,184.06	258,038.71
	25	11,167,163.81	970,091.68	1,396,018.55	257,871.17
	26	8,251,849.07	4,169,766.46	1,536,571.17	285,596.64
	27	2,381,012.93	5,078,929.92	4,958,003.04	293,294.23
	28	2,564,505.02	751,204.53	6,146,682.17	1,336,079.71
	29	2,436,081.14	718,770.20	1,050,249.44	1,072,184.57
	30	2,391,133.92	717,038.16	1,061,351.54	215,345.47
	31	2,669,509.32	757,008.60	1,058,789.76	254,677.08
	32	2,585,237.54	931,304.65	1,143,458.50	399,847.31
	33	2,808,314.14	1,042,240.44	1,294,871.52	184,144.31
	34	6,192,562.52	1,082,042.31	1,872,764.31	361,561.11
	35	6,188,362.45	908,233.51	1,104,690.01	302,098.47
	36	6,511,996.12	779,921.57	981,027.72	169,042.93
	37	8,727,819.12	725,950.61	1,003,393.89	187,542.38
	38	5,611,467.93	3,560,196.83	1,103,539.29	239,643.25
	39	324,124.20	4,294,710.42	4,293,597.23	235,488.33
	40	198,586.15	111,814.43	5,119,871.76	1,193,744.41
	41	257,789.19	131,132.31	188,366.81	987,242.87
	42	219,481.30	52,624.72	93,899.92	7,837.15
	43	352,195.47	61,812.19	103,049.91	66,919.84
	44	249,033.57	83,773.91	96,052.48	15,958.85
	45	320,254.78	144,347.85	100,378.15	12,211.20
	46	492,753.99	79,958.85	195,591.46	18,225.44
	47	547,672.97	154,914.28	102,015.82	23,424.59
	48	649,439.40	75,624.05	106,252.63	5,855.27
	49	964,298.69	66,574.28	55,349.04	5,855.27
	50	525,053.15	597,983.73	77,858.06	23,217.77
	51	272.91	210,877.20	478,457.67	5,855.27
	52	0.00	668.95	164,446.53	197,466.44
	53	0.00	1,097.84	327.52	84,428.73
	54	0.00	0.00	0.00	0.00
	55	0.00	0.00	5,262.26	0.00
	56	0.00	0.00	0.00	0.00
	57	0.00	0.00	0.00	0.00
	58	0.00	0.00	0.00	0.00
	59	0.00	0.00	0.00	0.00
	60	0.00	0.00	0.00	0.00
	61	0.00	0.00	0.00	0.00
	62	0.00	0.00	0.00	0.00
	63	0.00	0.00	0.00	0.00
	64	0.00	0.00	0.00	0.00
	65	0.00	0.00	0.00	0.00
	66	0.00	0.00	0.00	0.00
	67	0.00	0.00	0.00	0.00
	68	0.00	0.00	0.00	0.00
	69	0.00	0.00	0.00	0.00
	70	0.00	0.00	0.00	0.00
	71	0.00	0.00	0.00	0.00
	72	0.00	0.00	0.00	0.00
	73	0.00	0.00	0.00	0.00
	74	0.00	0.00	0.00	0.00
	75	0.00	0.00	0.00	0.00
	76	0.00	0.00	0.00	0.00
	77	0.00	0.00	0.00	0.00
	78	0.00	0.00	0.00	0.00

Total Amount of Scheduled Cashflow	Total	250,830,228.96	84,518,705.56	115,455,424.92	24,420,751.94
Discount Rate		5.400%	5.400%	5.400%	5.400%
Beginning Contract Value		245,456,873.00	80,108,767.59	109,561,984.24	22,919,088.07
Scheduled Contract Value Decline		14,072,865.18	1,869,554.11	2,522,571.00	516,165.85
Unscheduled Contract Value Decline		(724,560.37)	93,067.64	328,532.08	(53,072.95)
Additional Contract Value Added	1,000,000,000.29	0.00	0.00	0.00	0.00
Ending Contract Value		232,108,568.20	78,146,145.84	106,710,881.16	22,455,995.17

CNH Equipment Trust 2003-A

$228,000,000 Class A-1  1.26250% Asset Backed Notes due June 11, 2004

$251,000,000 Class A-2  1.460% Asset Backed Notes due February 15, 2006

$150,000,000 Class A-3a  Floating-Rate Asset Backed Notes due July 16, 2007

$108,000,000 Class A-3b  1.890% Asset Backed Notes due July 16, 2007

$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009

$96,000,000 Class A-4b  2.570% Asset Backed Notes due September 15, 2009

  $32,500,000 Class B  3.130% Asset Backed Notes due November 15, 2010

  $27,500,000 3.130% Asset Backed Certificates

Dated Date (30/360)	2/15/2005
Dated Date (act/360)	2/15/2005
Scheduled Payment Date	3/15/2005
Actual Payment Date	3/15/2005
Days in accrual period (30/360)	30
Days in accrual period (act/360)	28
1 month LIBOR Rate	2.59000%

Collateral Summary
Wtd. Average Discount Rate	5.400%
Beginning Contract Value	458,046,712.91
Scheduled Contract Value Decline	18,981,156.14
Unscheduled Contract Value Decline	(356,033.60)
Additional Contract Value Purchased	0.00
Ending Contract Value	439,421,590.37

Beginning Pre-funding Account Balance	0.00
Ending Pre-funding Account Balance	0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	458,046,712.91
Total Ending Balance (Pool Balance + Pre-funding Account Balance)	439,421,590.37

Collateral Performance
Scheduled Amounts 30 - 59 days past due	$618,061.63	0.14%
Scheduled Amounts 60 days or more past due	$1,080,454.12	0.25%
Net Losses on Liquidated Receivables	$98,893.40	0.02%
Cumulative Net Losses	$3,165,320.35
Number of Loans at Beginning of Period	31,297
Number of Loans at End of Period	30,689
Repossessed Equipment not Sold or Reassigned (Beginning)	$656,555.03
Repossessed Equipment not Sold or Reassigned (End)	$673,794.79

Collections and Reinvestment Income
Receipts During the period	$20,675,703.38

Warranty Repurchases
Contracts deferred beyond Final Scheduled Maturity Date	$0.00
Government obligors	$0.00
Total Warranty Repurchases	$0.00

Total Collections For The Period	$20,675,703.38

Reinvestment Income (excluding Pre-funding Account)	$72,161.94
Reinvestment Income on Pre-funding Account)	$0.00

Net Swap Receipts	88,173.65
Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00

Total Collections + Reinvestment Income For The Period + Swap Receipt	$20,836,038.97

Swap Termination Payments due to Swap CounterParty	$0.00
Prior Swap Termination Payment Shortfall	$0.00
Total Swap Termination Payment due to Swap CounterParty	$0.00

CNH Equipment Trust 2003-A

$228,000,000 Class A-1  1.26250% Asset Backed Notes due June 11, 2004

$251,000,000 Class A-2  1.460% Asset Backed Notes due February 15, 2006

$150,000,000 Class A-3a  Floating-Rate Asset Backed Notes due July 16, 2007

$108,000,000 Class A-3b  1.890% Asset Backed Notes due July 16, 2007

$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009

$96,000,000 Class A-4b  2.570% Asset Backed Notes due September 15, 2009

  $32,500,000 Class B  3.130% Asset Backed Notes due November 15, 2010

  $27,500,000 3.130% Asset Backed Certificates

Actual Payment Date		3/15/2005

Caclulation of Distributable Amounts

Current Servicing Fee Due	1.000%	$381,705.59
Past Due Servicing Fee		$0.00
Total Servicing Fee Due		$381,705.59

Current Administration Fee Due	$500.00	$166.67
Past Due Administration Fee		$0.00
Total Administration Fee Due		$166.67

Total Principal Balance of Notes and Certificates (Beginning of Period)		$458,046,712.91
A-1 notes Beginning Principal balance		$0.00
A-2 notes Beginning Principal balance		$0.00
A-3a notes Beginning Principal balance		$123,639,648.10
A-3b notes Beginning Principal balance		$89,020,546.64
A-4a notes Beginning Principal balance		$107,000,000.00
A-4b notes Beginning Principal balance		$96,000,000.00
B notes Beginning Principal balance		$14,886,518.17
Certificate Beginning Principal balance		$27,500,000.00

	Type	Coupon/ Spread	Swap Adj. Coupon	Daycount
A-1 notes Current Interest Due	Fix	1.26250%	1.26250%	act/360	$0.00
A-2 notes Current Interest Due	Fix	1.46000%	1.46000%	30/360	$0.00
A-3a notes Current Interest Due	Flt	0.18000%	1.86300%	act/360	$266,374.75
A-3b notes Current Interest Due	Fix	1.89000%	1.89000%	30/360	$140,207.36
A-4a notes Current Interest Due	Flt	0.28000%	2.55700%	act/360	$238,847.78
A-4b notes Current Interest Due	Fix	2.57000%	2.57000%	30/360	$205,600.00
B notes Current Interest Due	Fix	3.13000%	3.13000%	30/360	$38,829.00
Certificate Current Interest Due	Fix	3.13000%	3.13000%	30/360	$71,729.17

A-1 notes Past Due Interest					$0.00
A-2 notes Past Due Interest					$0.00
A-3a notes Past Due Interest					$0.00
A-3b notes Past Due Interest					$0.00
A-4a notes Past Due Interest					$0.00
A-4b notes Past Due Interest					$0.00
B notes Past Due Interest					$0.00
Certificate Past Due Interest					$0.00

A-1 notes Interest Due on Past Due Interest					$0.00
A-2 notes Interest Due on Past Due Interest					$0.00
A-3a notes Interest Due on Past Due Interest					$0.00
A-3b notes Interest Due on Past Due Interest					$0.00
A-4a notes Interest Due on Past Due Interest					$0.00
A-4b notes Interest Due on Past Due Interest					$0.00
B notes Interest Due on Past Due Interest					$0.00
Certificate Interest Due on Past Due Interest					$0.00

A-1 notes Total Interest Due					$0.00
A-2 notes Total Interest Due					$0.00
A-3a notes Total Interest Due					$266,374.75
A-3b notes Total Interest Due					$140,207.36
A-4a notes Total Interest Due					$238,847.78
A-4b notes Total Interest Due					$205,600.00
B notes Total Interest Due					$38,829.00
Certificate Total Interest Due					$71,729.17

	1 Month LIBOR Fixed Coupon
A-1 Net Swap Payment Due	0.00000%	$0.00
A-2 Net Swap Payment Due	0.00000%	$0.00
A-3a Net Swap Payment Due	1.68300%	$0.00
A-3b Net Swap Payment Due	0.00000%	$0.00
A-4a Net Swap Payment Due	2.27700%	$0.00
A-4b Net Swap Payment Due	0.00000%	$0.00
B Net Swap Payment Due	0.00000%	$0.00
Certificate Net Swap Payment Due	0.00000%	$0.00

A-1 Net Swap Payment Past Due		$0.00
A-2 Net Swap Payment Past Due		$0.00
A-3a Net Swap Payment Past Due		$0.00
A-3b Net Swap Payment Past Due		$0.00
A-4a Net Swap Payment Past Due		$0.00
A-4b Net Swap Payment Past Due		$0.00
B Net Swap Payment Past Due		$0.00
Certificate Net Swap Payment Past Due		$0.00

A-1 Interest on Swap Payment Past Due		$0.00
A-2 Interest on Swap Payment Past Due		$0.00
A-3a Interest on Swap Payment Past Due		$0.00
A-3b Interest on Swap Payment Past Due		$0.00
A-4z Interest on Swap Payment Past Due		$0.00
A-4b Interest on Swap Payment Past Due		$0.00
B Interest on Swap Payment Past Due		$0.00
Cert Interest on Swap Payment Past Due		$0.00

A-1 Total Net Swap Payment Due		$0.00
A-2 Total Net Swap Payment Due		$0.00
A-3a Total Net Swap Payment Due		$0.00
A-3b Total Net Swap Payment Due		$0.00
A-4a Total Net Swap Payment Due		$0.00
A-4b Total Net Swap Payment Due		$0.00
B Total Net Swap Payment Due		$0.00
Certificate Total Net Swap Payment Due		$0.00

A-1 Net Swap Receipt	$0.00
A-2 Net Swap Receipt	$0.00
A-3a Net Swap Receipt	$75,660.60
A-3b Net Swap Receipt	$0.00
A-4a Net Swap Receipt	$12,513.06
A-4b Net Swap Receipt	$0.00
B Net Swap Receipt	$0.00
Certificate Net Swap Receipt	$0.00

A-1 notes Principal Due	$0.00
A-2 notes Principal Due	$0.00
A-3a notes Principal Due	$10,476,631.43
A-3b notes Principal Due	$7,543,174.63
A-4a notes Principal Due	$0.00
A-4b notes Principal Due	$0.00
Class B notes Principal Due	$605,316.48
Certificate Principal Due	$0.00

Total notes Interest Due	$889,858.89
Total notes Principal Due	$18,625,122.54
Net Swap/Termination Payment Due	$-88,173.65
Total notes Distributable Amount	$19,426,807.78

CNH Equipment Trust 2003-A

$228,000,000 Class A-1  1.26250% Asset Backed Notes due June 11, 2004

$251,000,000 Class A-2  1.460% Asset Backed Notes due February 15, 2006

$150,000,000 Class A-3a  Floating-Rate Asset Backed Notes due July 16, 2007

$108,000,000 Class A-3b  1.890% Asset Backed Notes due July 16, 2007

$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009

$96,000,000 Class A-4b  2.570% Asset Backed Notes due September 15, 2009

  $32,500,000 Class B  3.130% Asset Backed Notes due November 15, 2010

  $27,500,000 3.130% Asset Backed Certificates

Actual Payment Date	3/15/2005

Cash Available for Distribution
Total Collections + Reinvestment Income For The Period + Net SWAP receipts	$20,836,038.97

Beginning Negitive Carry Account	$0.00
Deposits from Negitive Carry Account to Distribution Account	$0.00

Beginning Spread Account Balance	$20,000,000.01
Additional Deposit to Spread Account from Pre-funding	$0.00
Deposits from Spread Account to Distribution Account	$0.00

Beginning Principal Supplement Account	$0.00
Deposits from Principal Supplement Account to Distribution Account	$0.00

Total Cash Available	$20,836,038.97

		Available Cash
Cash Allocation (Cashflow Waterfall)

Servicing Fee Paid	$381,705.59
Servicing Fee Shortfall	$0.00
		$20,454,333.38
Administration Fee Paid	$166.67
Administration Fee Shortfall	$0.00
		$20,454,166.71
Swap Payment Paid	$0.00
Swap Payment Shortfall	$0.00

Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$20,454,166.71

Cash Available to Pay Note Interest	$20,454,166.71
Cash Available to Pay Termination Payment	$0.00

Class A-1 notes Interest Paid	$0.00
Class A-2 notes Interest Paid	$0.00
Class A-3a notes Interest Paid	$266,374.75
Class A-3b notes Interest Paid	$140,207.36
Class A-4a notes Interest Paid	$238,847.78
Class A-4b notes Interest Paid	$205,600.00
		$19,603,136.82
Class A-1 notes Interest Shortfall	$0.00
Class A-2 notes Interest Shortfall	$0.00
Class A-3a notes Interest Shortfall
Class A-3b notes Interest Shortfall	$0.00
Class A-4a notes Interest Shortfall
Class A-4b notes Interest Shortfall	$0.00

Swap Termination Payment Paid	$0.00
Swap Termination Payment Shortfall	$0.00
		$19,603,136.82
Class B notes Interest Paid	$38,829.00
Class B notes Interest Shortfall	$0.00
		$19,564,307.82
Class A-1 notes Principal Paid	$0.00
Class A-2 notes Principal Paid	$0.00
Class A-3a notes Principal Paid	$10,476,631.43
Class A-3b notes Principal Paid	$7,543,174.63
Class A-4a notes Principal Paid	$0.00
Class A-4b notes Principal Paid	$0.00
Class B notes Principal Paid	$605,316.48
		$939,185.28
Deposits to Spread Account	$0.00
		$939,185.28
Certificate Interest Paid	$71,729.17
Certificate Interest Shortfall	$0.00
		$867,456.11
Certificate Principal Paid	$0.00
		$867,456.11
Total Principal Balance of Notes and Certificates (End of Period)	$439,421,590.37
A-1 notes Ending Principal balance	$0.00
A-2 notes Ending Principal balance	$0.00
A-3a notes Ending Principal balance	$113,163,016.67
A-3b notes Ending Principal balance	$81,477,372.01
A-4a notes Ending Principal balance	$107,000,000.00
A-4b notes Ending Principal balance	$96,000,000.00
B notes Ending Principal balance	$14,281,201.69
Certificate Ending Principal balance	$27,500,000.00

Release to Seller as Excess	$867,456.11	$867,456.11

CNH Equipment Trust 2003-A

$228,000,000 Class A-1  1.26250% Asset Backed Notes due June 11, 2004

$251,000,000 Class A-2  1.460% Asset Backed Notes due February 15, 2006

$150,000,000 Class A-3a  Floating-Rate Asset Backed Notes due July 16, 2007

$108,000,000 Class A-3b  1.890% Asset Backed Notes due July 16, 2007

$107,000,000 Class A-4a Floating-Rate Asset Backed Notes due September 15, 2009

$96,000,000 Class A-4b  2.570% Asset Backed Notes due September 15, 2009

  $32,500,000 Class B  3.130% Asset Backed Notes due November 15, 2010

  $27,500,000 3.130% Asset Backed Certificates

Actual Payment Date				3/15/2005

				Amount	Factor	Per/$ 1000
Summary and Factors
Total Principal Balance of Notes and Certificates (Beginning of Period)				$458,046,712.91	0.4580467	$458.05
A-1 notes Beginning Principal balance				$0.00	0.0000000	$0.00
A-2 notes Beginning Principal balance				$(0.00)	(0.0000000)	$(0.00)
A-3a notes Beginning Principal balance				$123,639,648.10	0.8242643	$824.26
A-3b notes Beginning Principal balance				$89,020,546.64	0.8242643	$824.26
A-4a notes Beginning Principal balance				$107,000,000.00	1.0000000	$1,000.00
A-4b notes Beginning Principal balance				$96,000,000.00	1.0000000	$1,000.00
B notes Beginning Principal balance				$14,886,518.17	0.4580467	$458.05
Certificate Beginning Principal balance				$27,500,000.00	1.0000000	$1,000.00

Total Principal Balance of Notes and Certificates (End of Period)				$439,421,590.37	0.4394216	$439.42
A-1 notes Ending Principal balance		$228,000,000.00		$0.00	0.0000000	$0.00
A-2 notes Ending Principal balance	Pro rata %	$251,000,000.00		$(0.00)	(0.0000000)	$(0.00)
A-3a notes Ending Principal balance	58.14%	$150,000,000.00		$113,163,016.67	0.7544201	$754.42
A-3b notes Ending Principal balance	41.86%	$108,000,000.00		$81,477,372.01	0.7544201	$754.42
A-4a notes Ending Principal balance	52.71%	$107,000,000.00		$107,000,000.00	1.0000000	$1,000.00
A-4b notes Ending Principal balance	47.29%	$96,000,000.00	94.00%	$96,000,000.00	1.0000000	$1,000.00
B notes Ending Principal balance		$32,500,000.00	3.25%	$14,281,201.69	0.4394216	$439.42
Certificate Ending Principal balance		$27,500,000.00	2.75%	$27,500,000.00	1.0000000	$1,000.00

Class A-1 notes Interest Paid				$0.00	0.0000000	$0.00
Class A-2 notes Interest Paid				$(0.00)	(0.0000000)	$(0.00)
Class A-3a notes Interest Paid				$266,374.75	0.0017758	$1.78
Class A-3b notes Interest Paid				$140,207.36	0.0012982	$1.30
Class A-4a notes Interest Paid				$238,847.78	0.0022322	$2.23
Class A-4b notes Interest Paid				$205,600.00	0.0021417	$2.14
Class B notes Interest Paid				$38,829.00	0.0011947	$1.19
Certificate Interest Paid				$71,729.17	0.0026083	$2.61

Class A-1 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-2 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-3a notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-3b notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4a notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4b notes Interest Shortfall				$0.00	0.0000000	$0.00
Class B notes Interest Shortfall				$0.00	0.0000000	$0.00
Certificate Interest Shortfall				$0.00	0.0000000	$0.00

Class A-1 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-2 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-3a notes Principal Paid				$10,476,631.43	0.0698442	$69.84
Class A-3b notes Principal Paid				$7,543,174.63	0.0698442	$69.84
Class A-4a notes Principal Paid				$0.00	0.0000000	$0.00
Class A-4b notes Principal Paid				$0.00	0.0000000	$0.00
Class B notes Principal Paid				$605,316.48	0.0186251	$18.63
Certificate Principal Paid				$0.00	0.0000000	$0.00

Negitive Carry Account
Negitive Carry	0.75000%	5/22/2003		1.4130%
Negitive Carry Days Remaining		11/15/2003		0
Required Negitive Carry Account				$0.00
Beginning Negitive Carry Account				$0.00
Negitive Carry Account Withdrawls to Distribution Account				$0.00
Negitive Carry Released to Seller				$0.00
Ending Negitive Carry Account Balance				$0.00

Spread Account
Required Spread Account Deposit (Add Loans)		2.00%		$0.00
Required Spread Account Target		2.50%		$10,985,539.76
Required Spread Account Floor		2.00%		$20,000,000.01
Required Spread Account				$20,000,000.01
Beginning Spread Account Balance				$20,000,000.01
Additional Deposit to Spread Account from Pre-funding				$0.00
Spread Account Withdrawls to Distribution Account				$0.00
Spread Account Deposits from Excess Cash				$0.00
Spread Account Released to Seller				$0.00
Ending Spread Account Balance				$20,000,000.01

Principal Supplement Account
Required Principal Supplement Account Balance				$0.00
Beginning Principal Supplement Account Balance				$0.00
Additional Deposit to Principal Supplement Account from Pre-funding				$0.00
Principal Supplement Account Withdrawls to Distribution Account				$0.00
Principal Supplement Account Released to Seller				$0.00
Ending Principal Supplement Account				$0.00

Pre-funding Account
Beginning Pre-funding Account Balance				$0.00
New Contract Value Purchased				$0.00
Deposits to Spread Account				$0.00
Deposits to Principal Supplement Account				$0.00
Ending Pre-funding Account Balance				$0.00
Release to seller				$0.00

Backup Servicer Account
Backup Servicer Account Initial Deposit				$500,000.00
Backup Servicer Account Beginning Balance				$386,295.29
Monthly Backup Servicing Fee (2bps/12*beginning balance or $4000 floor)				$7,634.11
Accrued Backup Servicing Fee				$0.00
Total Backup Servicing Fee Due				$7,634.11
Backup Servicing Fee Paid				$7,634.11
Backup Servicer Investment Earnings				$705.22
Ending Backup Servicing Account Balance				$379,366.40

Total Release to Seller				$1,249,328.37